5420 Feltl Road
Minneapolis, MN 55343
Tel. 612 939-4181
Fax. 612 939-4191

SURVIVALINK
CORPORATION

This AGREEMENT AND UNDERTAKING, entered into this _____________ day of _______________________ 1995, between:

SURVIVALINK CORPORATION (HEREINAFTER " SURVIVALINK ")
5420 Feltl Road
Minneapolis, MN 55343

and

________________________________________[hereinafter "RECIPIENT"]
        _____________________________
        _____________________________
        _____________________________

     WHEREAS, SURVIVALINK desires to disclose to RECIPIENT certain confidential and proprietary information relating to SURVIVALINK'S proprietary electrode and electrode packaging technology (hereinafter "CONFIDENTIAL INFORMATION") for the purpose of consideration of a proposed technology licensing relationship between RECIPIENT and SURVIVALINK concerning the proprietary technology, and

     WHEREAS, RECIPIENT desires to review such CONFIDENTIAL INFORMATION to consider the proposed relationship;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and undertakings set forth herein, it is agreed that:

     1. Any written disclosure of CONFIDENTIAL INFORMATION for which RECIPIENT will be obligated shall be labeled "Confidential". Any oral disclosure of CONFIDENTIAL INFORMATION to be subject to any obligation shall be identified as being confidential at the time of disclosure.

     2. RECIPIENT shall use the CONFIDENTIAL INFORMATION only for consideration of the proposed relationship, will disclose the same only to such of its employees and consultants, if any, who are necessary for such consideration and who will be bound by the terms hereof, will take all necessary measures to preserve the confidentiality of such information, and will not disclose such information to any third party, except with the prior express written consent of SURVIVALINK.

     3. Upon written notice by SURVIVALINK, RECIPIENT will no longer use the CONFIDENTIAL INFORMATION for any purpose and shall promptly deliver to SURVIVALINK all materials written or otherwise recorded in a tangible medium, which relate to the CONFIDENTIAL INFORMATION, and which are in the possession of the RECIPIENT.

     4. RECIPIENT'S obligations of confidentiality and nondisclosure herein will terminate two (2) years from the date of this agreement.

     5. Ownership of intellectual property.

     (a) RECIPIENT will obtain no right of any kind to the CONFIDENTIAL INFORMATION other than the right to use it for the specified purpose stated herein, and all CONFIDENTIAL INFORMATION remains the property of SURVIVALINK.

     (b) RECIPIENT hereby acknowledges and agrees that all right, title and interest in and to the Confidential Information in the nature of patentable subject matter, patents, copyrightable subject matter, copyrights, trademarks, service marks, trade secrets, and the like, and all applications and registrations therefor, are the legal and equitable property of SURVIVALINK.

     (c) RECIPIENT agrees not to use the CONFIDENTIAL INFORMATION to oppose, contest or engage in any interference procedure against any patent application which is currently pending or which may later be filed by SURVIVALINK or any patent issuing thereon.

     6. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors in interest legal representatives and assigns.

     7. This Agreement shall be construed and interpreted in accordance with the laws of the State of Minnesota.

     8. This Agreement shall not be changed in its terms by any oral agreement or representation, but only in writing and executed by both parties.

     9. The provisions of this Agreement shall be severable.

     10. Further conditions applicable in this agreement are as follows
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

     IN WITNESS WHEREOF, SURVIVALINK and RECIPIENT have signed below.

RECIPIENT                                     SURVIVALINK Corporation
_______________________                       _________________________
Its ___________________                       Its _________CEO_________
Dated: ________________                       Dated: __________________